SCA ABSOLUTE RETURN FUND

Investor Class: SCARX

SCA DIRECTIONAL FUND

Investor Class: SCADX

each a series of Northern Lights Fund Trust

Supplement dated August 29, 2013

to the Prospectus dated October 29, 2012

and Statement of Additional Information dated May 17, 2013

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Please be advised the following changes have been approved by the Trust’s Board of Trustees, to be effective on or about October 28, 2013, to the SCA Absolute Return Fund and SCA Directional Fund (each a “Fund”, collectively referred to as the “Funds”):

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The SCA Absolute Return Fund's current investment objective is to generate positive absolute returns with less volatility than traditional equity markets.  The SCA Absolute Return Fund's new investment objective will be to seek long-term capital appreciation and income with low correlation to traditional equity and fixed income markets.

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The SCA Directional Fund’s current investment objective is to seek returns similar to equities with less volatility than traditional equity markets. The SCA Directional Fund’s new investment objective will be to seek long-term capital appreciation with moderate correlation to traditional equity markets.

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The name of the Funds will also be changed.  The SCA Absolute Return Fund’s new name will be the Granite Harbor Alternative Fund and the SCA Directional Fund’s new name will be Granite Harbor Tactical Fund.

Messrs. Gary Price, Ronald Robertson and Michael Dubinsky will continue to serve the Funds as its Portfolio Managers.

A revised Prospectus and Statement of Additional Information that reflects the changes listed above, as well as further detail regarding the new principal investment strategies and related risks will be effective on or about October 28, 2013.  Then-current shareholders of the Fund will be provided the revised and updated Prospectus and Statement of Additional Information.

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This Supplement, and the Prospectus dated October 29, 2012 and Statement of Additional Information dated May 17, 2013, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling Shareholder Services at 1-855-282-1100.

Please retain this Supplement for future reference.